GOING BEYOND

Regency Energy Partners LP
Wells Fargo MLP Conference
December 6, 2011

REGENCY
ENERGY PARTNERS

Forward-Looking Statements

Certain matters discussed in this report include "forward-looking" statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. Additional risks include, volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Diverse Portfolio

- Regency's portfolio is a diversified platform offering complete midstream services to producers

Gathering & Processing



- Gas Gathering
- Gas Processing
- Gas Compression
- Gas Dehydration
- Gas Treating
- Condensate Stabilization

Third-Party Contract Services



- Contract Compression

- Contract Treating
- Gas Cooling
- Dehydration

Transportation



- Interstate Pipeline Transportation[1]

- Intrastate Pipeline Transportation[2]

NGL Logistics[3]



- Transportation
- Storage
- Fractionation
- Processing

1 Via MEP Joint Venture, in which Regency has a 50% ownership interest
2 Via Haynesville Joint Venture, in which Regency has a 49.99% ownership interest
3 Via Lone Star Joint Venture, in which Regency has a 30% interest

Strategically Located Assets

- Well positioned in key shale plays that are expected to require significant infrastructure development in the foreseeable future

Asset Summary[1]	
Gathering Pipeline	5,283 miles
Treating/Processing Plants[2]	9
Transportation Pipeline[3]	950 miles
Contract Compression (HP)	769,000
Contract Treating (GPM)	3,468
NGL Transportation[4]	1,066 miles
NGL Fractionation[4]	25,000 Bbls/d
NGL Storage[4] (Brine Pond Capacity)	43 MMBbls/d (23 MMBbls/d)

Growth Opportunities



CA
CO
KS
OK
TX
AR
MS
LA
PA
Marcellus/Utica Shale
Compression
Treating
Mississippian Shale
Gathering & Processing
Fayetteville Shale
Compression
Permian/Avalon/ Bone Spring
Gathering & Processing
Compression
Treating
NGL Logistics
Barnett Shale
Compression
Haynesville/ Brown Dense
Gathering & Processing
South Louisiana
Compression
Eagle Ford Shale
Gathering & Processing
Compression
Treating
NGL Logistics
MAP LEGEND
Compression & Treating Operating Base
Gathering System
Regency Intrastate Gas System (RIGS)
Lone Star NGL*
Midcontinent Express Pipeline*
Regency Regional Offices
Regency Corporate Dallas Headquarters
Regency Gas Treating/Processing Facility
Lone Star NGL Facility*
*Via joint venture interest

1 As of 9/30/11
2 Operated within Regency's Gathering & Processing Segment
3 Via Haynesville Joint Venture, in which Regency has a 49.99% interest and MEP Joint Venture, in which Regency has a 50% interest; also includes Gulf States Transmission, a 10-mile interstate pipeline that extends from Harrison County, Texas to Caddo Parish, Louisiana
4 Via Lone Star Joint Venture, in which Regency has a 30% interest

Proven Business Model

- Strategically pursuing organic growth projects and acquisitions that generate solid results

Acquisition Capital



$ in millions
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$349
$64
$934
$63
$869
$593
2006
2007
2008
2009
2010
2011 YTD
Acquisition Capital

Provides Platform For Organic Growth

Organic Growth Capital



$ in millions
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$122
$78
$355
$352
$299
$373
$650
2006
2007
2008
2009
2010
2011E[1]
2012E[1]
Growth Capital

Expanding organic growth profile is expected to increase margins and distributions over time

1 As of 11/2/2011

Strong Organic Growth Opportunities

REGENCY ENERGY PARTNERS

- In 2012, the majority of organic growth is expected to occur in key producing areas

	2011E Growth Capital ($ in millions)[2]	2012E Growth Capital ($ in millions)[2]	Eagle Ford Shale	Permian Basin	Haynesville/ Brown Dense	Marcellus Shale	Barnett Shale	South Louisiana
Gathering & Processing	$200	$290	✓	✓	✓			
NGL Logistics[1]	$65	$250-$300	✓	✓				
Contract Services	$104	$85	✓	✓		✓	✓	✓

Projects are expected to generate additional fee-based margins in key basins

1 Represents Regency's proportionate share of growth capital associated with the Lone Star Joint Venture, in which Regency owns a 30% interest
2 Regency also expects to invest $4 million in the Corporate and Others segment in 2011 and $5 million in 2012; As of 11/2/2011

Gathering & Processing Expansion Plans

- Potential to develop assets in emerging shale plays located near existing assets that are just beginning to require gathering and processing infrastructure



CO
KS
OK
AR
MS
AL
TX
LA

Mississippian Shale

- Assets positioned in stable, mature play and pursuing consolidation opportunities

Haynesville/Brown Dense

- Pursuing opportunities to expand north Louisiana assets in emerging Brown Dense Shale

Bone Spring/Permian

- Assets positioned to add incremental processing capacity utilizing additional takeaway through Lone Star's new NGL pipeline

Eagle Ford Shale

- Assets positioned to provide producers with additional gathering, processing and treating utilizing existing acid gas injection well

Eagle Ford Expansion Project – Key Highlights	
Miles of Gathering Pipeline	400
Compression (HP)	125,000
Gas and Condensate Terminals	4

- $450 million project will be phased in over next three years with entire expansion in service in early 2014

Expect 2012 total gathering and processing throughput to increase by 25-30% over year-end 2011

Lone Star Expansion Plans

➢ Key Lone Star expansion projects will facilitate growth for all of Regency's business segments


CO
KS
OK
AR
MS
AL
TX
LA

West Texas Gateway NGL Pipeline

- Dramatic increase in drilling in the Permian Basin has highlighted the need for additional NGL takeaway capacity from west Texas

West Texas Gateway NGL Pipeline

- Provides access to new liquid takeaway and fractionation in the Eagle Ford Shale to enhance probability of installation of new processing facilities

Mont Belvieu Fractionator

- Mont Belvieu assets positioned to expand as demand for fractionation capacity increases in the area

Mont Belvieu Fractionator – Key Highlights	
Capacity (Bbl/d)	100,000
➢ Additional Y-grade liquids storage facilities to be developed	
➢ $390 million[1] project is expected to be in service in Q1 2013	

West Texas Gateway NGL Pipeline – Key Highlights	
Capacity (Bbl/d)	209,000
Miles of Pipeline	570
➢ $917 million[1] project is expected to be in service in Q1 2013	

Lone Star's recently announced growth projects will help address the high demand for NGL transportation and processing

1 Total project costs. Regency is responsible for 30%

Compression Growth Opportunities

- External horsepower has increased by 34% since January 2008



Fayetteville Shale
Marcellus/Utica Shales
Barnett Shale
Permian/Avalon/ Bone Spring
South Louisiana
Eagle Ford Shale

Contract Compression Opportunities
Increasing demand for compression in Eagle Ford Shale, Permian/Bone Spring and south Louisiana
Additional growth opportunities in Barnett, Marcellus and California in 2012

Plan to grow external horsepower by an additional 15-20% by year-end 2012

Treating Growth Opportunities



Marcellus/Utica Shales
Permian/Avalon/
Bone Spring
Eagle Ford Shale

Contract Treating Opportunities
➢ Increasing demand in Eagle Ford Shale for treaters capable of handling sour gas with high levels of H_2S
➢ Opportunities for condensate stabilization services in condensate and oil-rich areas of Eagle Ford Shale
➢ Increasing demand for treating services in west Texas

Plan to grow revenue generating GPM by 25-35% in 2012

Business Mix

➤ Cash flows are expected to be over 80% fee-based for full-year 2011



2009 Adjusted Segment Margin
37%
8%
55%
2010 Adjusted Segment Margin
2%
28%
41%
29%
2011E Adjusted Segment Margin
4%
20%
35%
8%
33%
Gathering & Processing
Contract Compression
Transportation
Contract Treating
NGL Logistics

Concluding Thoughts

- Well positioned to deliver continued distribution growth and achieve investment grade ratings[1]

Supportive General Partner	Energy Transfer Equity is a strong supporter of Regency's objectives
Diverse Portfolio	Platform to offer complete midstream services to producers
Strategically Located	Positioned in key shale plays that are expected to require significant infrastructure development
Organic Growth Opportunities	Platform of assets will generate significant growth opportunities across all business segments
Acquisition Opportunities	Management will continue to consider strategic acquisitions to further expand Regency's footprint

1 Investment grade metrics and the applicable criteria are solely determined by the rating agencies

Appendix



Non-GAAP Reconciliation

	Year Ended December 31, 2010	Year Ended December 31, 2009
	($ in thousands)	
Net (loss) income	$ (10,918)	$ 140,489
Add (Deduct):		
Operation and maintenance	125,650	117,080
General and administrative	80,951	57,863
Loss (gain) loss on asset sales, net	516	(133,282)
Management services termination fee	-	-
Transaction expenses	-	-
Depreciation and amortization	117,751	100,098
Income from unconsolidated subsidiaries	(69,365)	(7,886)
Interest expense, net	82,792	77,665
Loss on debt refinancing, net	17,528	-
Other income and deductions, net	12,126	15,132
Income tax expense (benefit)	956	(1,095)
Discontinued operations	1,571	2,269
Total Segment Margin (1)	**359,558**	**368,333**
Non-cash loss (gain) from derivatives	30,183	(7,151)
Adjusted Total Segment Margin (1)	**389,741**	**361,182**
Transportation Segment Margin (1) (2)	-	**11,714**
Contract Compression Segment Margin (1)	**154,209**	**141,028**
Contract Treating Segment Margin (1)	**11,454**	-
Corporate & Others Segment Margin (1)	**21,092**	**6,275**
Inter-segment Elimination	**(23,205)**	**(4,604)**
Adjusted Gathering and Processing Segment Margin (1)	**$ 226,191**	**$ 206,769**

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to the presentation of discontinued operations for the disposition of east Texas assets, a functional reorganization of our operating segments, as well as inter-segment eliminations.

(2) Transportation segment margin and adjusted transportation segment margin represent Regency's 100% ownership in RIGS prior to contribution of RIGS to the Haynesville Joint Venture.